Exhibit 10.36

FORM OF

AMENDMENT TO

OFFICER RESTRICTED SHARE AWARD

This Amendment to Officer Restricted Share Award (“RSA Amendment”) is made this [*****], by and between Oxford Immunotec Global PLC (the “Company”) and [*****] (“Grantee”).

RECITALS

WHEREAS, Company and Grantee are parties to a restricted share award certificate designated Restricted Share Award [*****], reflecting the grant of restricted shares under Appendix C to the Company’s 2013 Share Incentive Plan with a Grant Date of March 3, 2014 the (“RSA Certificate”); and

WHEREAS, the parties now wish to amend the RSA Certificate as set forth in this RSA Amendment.

NOW, THEREFORE, in consideration of the foregoing, the promises and covenants set forth in this RSA Amendment, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and agreed, the Company and Grantee agree as follows:

1.             Paragraph 3 of the RSA Certificate shall be amended by deleting the introductory paragraph of Paragraph 3 and subparagraph 3(a) in their entirety and replacing them with the following:

3.     Restriction Period. (a) The period between the Grant Date and the Vesting Date (as defined below) is a “Restriction Period.” Unless earlier terminated, forfeited, relinquished or expired, the restrictions on the Award shall lapse as follows subject to this Section 3 and the Grantee’s continuous employment or service with the Company from the Grant Date through the applicable Vesting Date:

Number of Shares	Vesting Date
13.3% of Award Shares	May 9, 2016
13.3% of Award Shares	August 8, 2016
13.4% of Award Shares	November 7, 2016
30% of Award Shares	March 3, 2017
30% of Award Shares	March 3, 2018

2.            Except as amended herein, the RSA Certificate shall remain in full force and effect. Terms not defined in this RSA Amendment shall have the meaning set forth in the RSA Certificate.

This RSA Amendment has been executed and delivered as a deed on [*****].

Amendment to Restricted Share Award No. [      ]

[NAME]

SIGNED as a Deed

By [*****]

_____________________________________

in the presence of:

_____________________________________

Witness signature:

Name:

Address:

Occupation:

SIGNED as a Deed

By OXFORD IMMUNOTEC GLOBAL PLC

acting by the under-mentioned

person(s) acting on the authority

of the Company in accordance

with the laws of the territory of

its incorporation

_____________________________________

Authorised signatory

_____________________________________

Authorised signatory

Amendment to Restricted Share Award No. [      ]

[NAME]